Exhibit 1.01

CYNOSURE, INC.

Conflict Minerals Report

For the reporting period from January 1, 2015 to December 31, 2015

This Conflict Minerals Report (the “Report”) of Cynosure, Inc. (“Cynosure,” the “Company,” “we,” “us” or “our”) has been prepared pursuant to Rule 13p-1 and Form SD (the “Rule”) promulgated under the Securities Exchange Act of 1934 for the reporting period January 1, 2015 to December 31, 2015.

The Rule requires disclosure of certain information when a company manufactures or contracts to manufacture products for which the minerals specified in the Rule are necessary to the functionality or production of those products. The specified minerals, which we collectively refer to in this Report as the “Conflict Minerals,” are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten. The “Covered Countries” for purposes of the Rule and this report are the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia and Angola.

Description of the Company’s Products Covered by this Report

This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during the calendar year 2015.

These products, which are referred to in this Report collectively as the “Covered Products,” are the following: all laser, light-based, and radio frequency (“RF”)-based systems manufactured by or for the Company.

The Company’s Reasonable Country of Origin Inquiry

The Company has conducted a reasonable country of origin inquiry regarding the Conflict Minerals. This reasonable country of origin inquiry was designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any of the Conflict Minerals are from recycled or scrap sources. Based on its reasonable country of origin inquiry, the Company has reason to believe that its products contain Conflict Minerals that may have originated in the Covered Countries and may not have originated from recycled or scrap sources. As a result, the Company also exercised due diligence on the source and chain of custody of the Conflict Minerals.

Due Diligence Process

Design of Due Diligence and Due Diligence Performed

The Company’s due diligence measures have been designed to conform to the framework in the Organization for the Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chain of Minerals from Conflict-Affected and High Risk Areas; Second Edition, including the related supplements on gold, tin, tantalum and tungsten (the “OECD Guidance”). These due diligence measures include the following:

The Company adopted a Conflict Minerals policy relating to Conflict Minerals (the “Company Policy”), which is available on its website at http://governance.cynosure.com /, in accordance with the OECD Guidance. The Company Policy states:

Cynosure is committed to the ethical sourcing of minerals used in our products. Our goal is to refrain from purchasing Conflict Minerals from the Covered Countries for our products except for those materials that are processed at a facility that has been certified by an independent third party as “conflict free”. We are assessing whether our products contain Conflict Minerals from the Covered Countries; however, the global supply chain for Conflict Minerals is complex, and tracing the minerals in our products to their source is a challenge. Cynosure is working diligently with our suppliers and other stakeholders to improve and systematically address the process for sourcing minerals that are “conflict free.”

The Company also has a grievance mechanism, under which questions or concerns may be raised by contacting the Company at Conflict_Minerals@cynosure.com / (978) 256-4200.

The Company also established an internal team to manage the Conflict Minerals due diligence process. This team is comprised of members of our engineering, supply chain management (purchasing), manufacturing, quality, legal and executive teams.

In addition, as described below, the Company conducted a supply chain survey using the Conflict Minerals Reporting Template (“CMRT 4.0”), requesting that in-scope suppliers identify smelters and refiners, as well as the countries of origin, of the Conflict Minerals in the products supplied to the Company.

The Company’s supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacturer of the Covered Products and the original sources of the Conflict Minerals. In this regard, the Company does not purchase Conflict Minerals directly from mines, smelters or refiners. The Company must therefore rely on its suppliers to provide information regarding the origin of the Conflict Minerals that are included in the Covered Products. Moreover, the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, and therefore has taken steps to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain. To make this identification, the Company engaged a third party company (the “Third Party”) to survey our suppliers. Using a list of suppliers provided by the Company, the Third Party provided a risk analysis and provided an analysis report that details the number of the Company’s suppliers that are out of scope, and the number of in-scope suppliers that match the Third Party current database.

The Third Party sent requests to each in-scope supplier via electronic mail to complete the CMRT 4.0 and requested suppliers who already provided the Electronic Industry Citizenship Coalition (“EICC”) Global e-Sustainability Initiative (“GeSI”) Conflict Minerals Reporting Template (the “EICC Form”) in 2014 to resubmit in the latest CMRT format. To increase suppliers’ response rate and quality of survey data, the Third Party provided training material to all in-scope suppliers, including the SEC Final Rule on Conflict Minerals, Responsible Supply Chain Management information, and the latest Reporting Template – CMRT Form.

In many cases, the Third Party required additional communications with the supplier in order to complete the CMRT Form. Currently, many of the returned CMRT Forms remain incomplete despite multiple communications with the Third Party. In addition, in some cases, the suppliers did not respond to the survey. In these cases, the Third Party sent a second request by electronic mail two weeks following the first request and, as necessary, sent a third request by electronic mail a week later. Following these steps, the Third Party attempted to contact non-responsive suppliers by telephone. In certain cases, the Third Party initially lacked sufficient information to contact the suppliers to request that the CMRT Form be completed and contacted the Company for additional information in this regard.

For those responses received, the Third Party reviewed to determine whether the declarations were company level, division level or product family level. If the declaration was not deemed company level, the Company made a determination whether additional inquiries were required.

In addition, for each response received from a supplier, the Third Party examined the smelter declaration and made the following categorizations with regard to whether each smelter:

•	sourced from recycled or scrap only;

•	mined from the Covered Counties or not;

•	is located in the Covered Counties or not;

•	is on the current compliant list developed by the Conflict Free Smelter (“CFS”) Program (a program of the Conflict Free Sourcing Initiative (“CFSI”)).

The Third Party then engaged in a comprehensive data verification process and examined the completeness of each response and identified any contradictions. The Third Party followed up with the suppliers as needed for clarification or correction of the issues and if no resolution was able to be reached, the Third Party would escalate the issue to the Company. The Company would then contact the supplier directly.

Results of Due Diligence

The Company was able to collect complete responses regarding smelters and refiners and the countries of origin of the Company’s necessary Conflict Minerals from 631 suppliers out of a total of 1397 suppliers, including an additional 245 suppliers, primarily related to our RF-based systems. The Company also received an additional 169 responses that, while providing some of the requested information, were deemed incomplete by the Third Party and Company. After reviewing these responses, the Company believes that the facilities that may have been used to process the Company’s necessary Conflict Minerals include the smelters and refiners listed in Annex A. In addition, based on the information received, the Company believes that the countries of origin of its necessary Conflict Minerals may include the countries listed in Annex B. Even with the information we were able to collect from suppliers, because suppliers often cannot trace Conflict Minerals in components sold to the Company to particular smelters and refiners, the Company is unable to connect the Covered Products to particular smelters and refiners. For this reason, as well as the lack of responsiveness from many of the our suppliers, the Company is not able to conclusively determine whether or not the Conflict Minerals contained in its Covered Products originated in Covered Countries.

Independent Third Party Audit of Supply Chain Due Diligence

The Company relied on CFSI’s CFS Program to conduct audits and validate smelters and refiners.

Report on Supply Chain Due Diligence

The Company’s Form SD and Conflict Minerals Report for the 2015 reporting year are publicly available at http://governance.cynosure.com/.

Mitigation Steps

The Company expects to continue to work with the Third Party to further improve its due diligence process and results and to further mitigate the risk that the necessary Conflict Minerals contained in the Company’s Covered Products benefit armed groups in the Covered Countries. In this regard, the Company intends to continue working diligently with our current suppliers to assess whether Conflict Minerals contained in our products are from Covered Countries and if so, if they are “conflict free” as certified by independent third parties and, where such assessment cannot be confirmed, seek new suppliers who can confirm such assessment.

Forward-Looking Statements

This Conflict Minerals Report contains forward-looking statements relating to actions that we may take in the future. The forward-looking statements included in this report represent Cynosure’s management’s views and expectations as of the date of this report. Cynosure anticipates that subsequent events and developments may cause its views and expectations to change. Although Cynosure may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Cynosure’s views and expectations as of any date subsequent to the date of this report.

ANNEX A

SMELTER AND REFINER LIST

Cynosure’s suppliers have reported the following smelters and refiners as part of their supply chain conflict minerals data collection.

Metal	Smelter Name	Smelter Country
Gold	Metahub Industries Sdn. Bhd.	MALAYSIA
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SAAMP	FRANCE
Gold	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF
Gold	Tony Goetz NV	BELGIUM
Gold	T.C.A S.p.A	ITALY
Gold	Sudan Gold Refinery	SUDAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Republic Metals Corporation	UNITED STATES
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Faggi Enrico S.p.A.	ITALY
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Morris and Watson	NEW ZEALAND
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Valcambi SA	SWITZERLAND
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Schone Edelmetaal B.V.	NETHERLANDS

Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Royal Canadian Mint	CANADA
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	PX Précinox SA	SWITZERLAND
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	PAMP SA	SWITZERLAND
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Materion	UNITED STATES
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	Lingbao Gold Company Limited	CHINA
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kazzinc	KAZAKHSTAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	Asahi Refining Canada Limited	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Japan Mint	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Hwasung CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heimerle + Meule GmbH	GERMANY

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Dowa	JAPAN
Gold	DODUCO GmbH	GERMANY
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Chugai Mining	JAPAN
Gold	Chimet S.p.A.	ITALY
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Caridad	MEXICO
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	Bauer Walser AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Aurubis AG	GERMANY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Asahi Pretec Corporation	JAPAN
Gold	Argor-Heraeus SA	SWITZERLAND
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Advanced Chemical Company	UNITED STATES
Gold	Abington Reldan Metals, LLC.	UNITED STATES
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION
Gold	AURA-II	UNITED STATES
Gold	Baiyin Nonferrous Group Co., Ltd	CHINA
Gold	China Gold Deal Investment Co., Ltd.	CHINA
Gold	China National Gold Group Corporation	CHINA
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Dongguan Standard Electronic Material.Co., Ltd	CHINA
Gold	E-CHEM Enterprise Corp	CHINA
Gold	Electrochemicals Inc.	UNITED STATES
Gold	Feinhütte Halsbrücke GmbH	GERMANY
Gold	Ferro Corporation	UNITED STATES
Gold	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Mining Company Limited	SOUTH AFRICA
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA
Gold	Heraeus Group	CHINA
Gold	Heraeus Ltd. Hong Kong	HONG KONG
Gold	Heraeus Precious Metals North America (HPMN)	UNITED STATES
Gold	Hishikari Gold Mine (Isa)	JAPAN
Gold	Hon Hai / Foxconn Technology Group	TAIWAN

Gold	ICBC	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Kangqiang Electronics Co., Ltd	CHINA
Gold	Kunshan Jinli chemical industry reagents co., Ltd.	CHINA
Gold	London Bullion Market Association	UNITED KINGDOM
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	MK Electron co., Ltd.	KOREA, REPUBLIC OF
Gold	Morigin Company	JAPAN
Gold	Precious Metal Sales Corp	UNITED STATES
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO., LTD	CHINA
Gold	ScotiaMocatta, The Bank of Nova Scotia	HONG KONG
Gold	Senju Metal Industry Co., Ltd.	JAPAN
Gold	Shandong Guoda Gold Co., LTD.	CHINA
Gold	Shandong Humon Smelting Co., Ltd.	CHINA
Gold	Shandong zhongkuang group co., LTD	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA
Gold	Super Dragon Technology Co., Ltd.	TAIWAN
Gold	Suzhou Xingrui Noble metal material co. ltd	CHINA
Gold	Tai zhou chang san Jiao electron Co., Ltd.	CHINA
Gold	Technic, Inc.	UNITED STATES
Gold	THE HUTTI GOLD MINES CO. LTD	INDIA
Gold	Tiancheng Chemical	CHINA
Gold	UBS AG Bahnhofstr.	SWITZERLAND
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	United Refining Company	UNITED STATES
Gold	Uyemura USA	UNITED STATES
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Wuxi Middle Treasures Materials	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA
Gold	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhejiang Sui Jingui Pioneer Metals Corporation	CHINA
Gold	Zhongshan Public Security Bureau, Guangdong Province, China	CHINA
Gold	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide	CHINA
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	Telex Metals	UNITED STATES
Tantalum	Taki Chemicals	JAPAN
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Mineração Taboca S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	Duoluoshan	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tantalum	Phoenix Metal Ltd	RWANDA
Tantalum	Posco	KOREA, REPUBLIC OF
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	Gejiu Fengming Metalurgy Chemical Plant	CHINA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	An Thai Minerals Company Limited	VIET NAM
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Resind Indústria e Comércio Ltda.	BRAZIL
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	CV Ayi Jaya	INDONESIA

Tin	PT Inti Stania Prima	INDONESIA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Thaisarco	THAILAND
Tin	Soft Metais Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	PT Tommy Utama	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Minsur	PERU
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Fenix Metals	POLAND
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	EM Vinto	BOLIVIA
Tin	Dowa	JAPAN
Tin	CV United Smelting	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	Alpha	UNITED STATES
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA
Tin	5N Plus	UNITED KINGDOM
Tin	Alpha	KOREA, REPUBLIC OF
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN
Tin	Amalgamet Inc	UNITED STATES
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Atontech	UNITED STATES
Tin	Aurubis AG	GERMANY
Tin	Brinkmann Chemie AG	GERMANY
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
Tin	China Minmetals Corporation	CHINA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Diehl Metall Aplications GmbH	GERMANY
Tin	DongGuan City Thousand Island Metal Foil Co., Ltd.	CHINA
Tin	DONGGUAN CITY XIDA SOLDERING TIN PRODUCTS CO., LTD	CHINA
Tin	Eximetal S.A.	ARGENTINA
Tin	Fuji Metal Mining Corp.	TAIWAN
Tin	Fuji Metal Mining Corp.	THAILAND
Tin	Furukawa Electric	JAPAN
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Gold Bell Group	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Heraeus Group	GERMANY
Tin	Heraeus Group	KOREA, REPUBLIC OF
Tin	Hitachi Cable, Ltd.	JAPAN
Tin	Hunan Xianghualing Tin Co. ltd	CHINA
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	Impag AG	SWITZERLAND
Tin	Jean GOLDSCHMIDT INTERNATIONAL S.A.	BELGIUM
Tin	jiangyinshi yizheng mechnaics co,. ltd	CHINA
Tin	Koki Products Co., Ltd	THAILAND
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	Kupol	RUSSIAN FEDERATION
Tin	Materials Eco-Refining CO., LTD	JAPAN
Tin	Metallum Metal Trading Company	SWITZERLAND
Tin	Ming Li Jia Smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA

Tin	Momentive	UNITED STATES
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	NIHON GENMA MFG.CO., LTD.	THAILAND
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION
Tin	PHONON MEIWA INC.	JAPAN
Tin	Poongsan	KOREA, REPUBLIC OF
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA
Tin	PT HANJAYA PERKASA METALS	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Rajwa International	INDONESIA
Tin	PT Singkep Times Utama	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	Rohm & Hass	GERMANY
Tin	Samhwa Non-Ferrous Metal. Inc Co., Ltd.	KOREA, REPUBLIC OF
Tin	SENJU METAL INDUSTRY CO., LTD.	JAPAN
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shenmao Technology Inc.	MALAYSIA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	Standard Sp z o.o.	POLAND
Tin	Super Dragon Technology Co. Ltd.	TAIWAN
Tin	Super Ligas	BRAZIL
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Tamura Corporation	JAPAN
Tin	Technic, Inc.	UNITED STATES
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	TONGDING METALLIC MATERIAL CO. LTD	CHINA
Tin	Traxys	FRANCE
Tin	Westfalenzinn	GERMANY
Tin	Wieland Werke AG	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	WKK PCB Trading Ltd.	CHINA
Tin	XiHai	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yun’an Dian’xi Tin Mine	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co., Ltd	CHINA
Tin	Yunnan Metallurgical Group Co., Ltd	CHINA
Tin	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION

Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Pobedit, JSC	RUSSIAN FEDERATION
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	Air Products	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	China Minmetals Corporation	CHINA
Tungsten	Ganzhou Haichuang W Co., Ltd	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Hitachi, Ltd.	JAPAN
Tungsten	Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	CHINA
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA

Tungsten	NingHua XingLuoKeng TungSten Mining CO., LTD	CHINA
Tungsten	North American Tungsten	CANADA
Tungsten	Sumitomo Electric Industries	CHINA
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Trans-Global	CHINA
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	Voss Metals Company, Inc	UNITED STATES
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA

ANNEX B

COUNTRY OF ORIGIN LIST

Based on the responses received from our suppliers, the countries of origin of the Conflict Minerals in the Company’s products include the following countries.

Argentina	Australia	Austria	Belgium

Bolivia	Brazil	Burundi	Canada

Chile	China	Columbia	Congo

Ethiopia	Germany	Guyana	India

Indonesia	Italy	Japan	Kazakhstan

Korea, Republic of	Laos	Malaysia	Mexico

Morocco	Mozambique	Myanmar	Namibia

Niger	Nigeria	North America	Papua New Guinea

Peru	Philippines	Poland	Portugal

Russian Federation	Rwanda	Sierra Leone	Singapore

South Africa	Spain	Suriname	Switzerland

Taiwan	Thailand	The Netherlands	Uganda

United Kingdom	United States	Vietnam	Zimbabwe